UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 14, 2014


                           PINGIFY INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-179505
                            (Commission File Number)

                                   33-1223130
                        (IRS Employer Identification No.)

                   1002-1686 West 13th, Vancouver, BC, V6J 2G6
              (Address of principal executive offices and Zip Code)

                            Telephone (780) 628-6867
               Registrant's telephone number, including area code

   Suite 2020 (Scotia Place, Tower 1), 10060 Jasper Ave. Edmonton, AB, T5J 1V9
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

SUSPENSION OF TRADING IN THE SECURITIES OF PINGIFY INTERNATIONAL, INC.'S ("PGFY") STOCK

On May 14, 2014 the Securities and Exchange Commission ("Commission") announced the temporary suspension, pursuant to Section 12(k) of the Securities Exchange Act of 1934 (the "Exchange Act"), of trading in the securities of the company's stock. The suspension being effective at 9:30 a.m. EDT on May 14, 2014, and terminating at 11:59 p.m. EDT on May 28, 2014.

The Commission temporarily suspended trading in the securities of PGFY because of concerns regarding potential manipulative activity in Pingify's common stock that appears to be related to a promotional campaign currently being conducted through various Internet web sites. This order was entered pursuant to Section 12(k) of the Securities Exchange Act of 1934 (Exchange Act).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINGIFY INTERNATIONAL INC.


/s/ Jason Gray
-----------------------------
Jason Gray
President & Director

May 19, 2014

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